Exhibit 99.2

MEDICAL PROPERTIES TRUST Q3 2022 SUPPLEMENTAL

3
COMPANY OVERVIEW
Company Information 3

6
FINANCIAL INFORMATION
Reconciliation of Net Income to Funds from Operations 6
Debt Summary 7
Adjusted Net Debt / Annualized EBITDAre 8

9
PORTFOLIO INFORMATION
Adjusted Lease and Loan Maturity Schedule 9
Total Adjusted Gross Assets and Adjusted Revenues by Asset Type, Operator, State and Country 10
Rent Coverage 13
Summary of Investments and Development Projects 15

16
FINANCIAL STATEMENTS
Consolidated Statements of Income 16
Consolidated Balance Sheets 17
Investments in Unconsolidated Real Estate Joint Ventures 18
Investments in Unconsolidated Operating Entities 19

FORWARD-LOOKING STATEMENTS

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; expected payout ratio; the amount of acquisitions of healthcare real estate, if any; Net Debt to EBITDAre; portfolio diversification; capital markets conditions; the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangements and additional investments; national and international economic, business, regulatory, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company's business plan; financing risks; the Company's ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; potential impact from health crises (like COVID-19) and other events beyond the control of our tenants/borrowers and the related impact to us; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2021, and as updated by the Company's subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report.

Certain information in the supplemental package may be shown adjusted for transactions completed subsequent to period end and the consummation of pending transactions, including the expected sale of three Connecticut hospitals currently leased to Prospect and the expected acquisition of a majority interest in Springstone by LifePoint. The adjustments are based upon available information and assumptions that we believe are reasonable. There is no assurance that any pending transactions will occur.

On the Cover: HM Sanchinarro - Madrid, Spain; Below: Kliniken Daun Thömmener Höhe - Darscheid, Germany.


MEDIAN
MEDIAN Kliniken Daun
Thommener Höhe

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2022 3 M edical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospital real estate. 434 properties 54 operators ~44,000 beds 30 U. S. states 10 countries MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. Adjusted as of September 30, 2022. COMPANY OVERVIEW

COMPANY OVERVIEW

MPT OFFICERS:



From the Left: Charles R. Lambert, Emmett E. McLean, R. Lucas Savage, Edward K. Aldag, Jr., R. Steven Hamner, Rosa H. Hooper and J. Kevin Hanna.

Officers

Edward K. Aldag, Jr.	Chairman, President and Chief Executive Officer
R. Steven Hamner	Executive Vice President and Chief Financial Officer
Emmett E. McLean	Executive Vice President, Chief Operating Officer and Secretary
J. Kevin Hanna	Vice President, Controller and Chief Accounting Officer
Rosa H. Hooper	Vice President, Managing Director of Asset Management and Underwriting
R. Lucas Savage	Vice President, Head of Global Acquisitions
Charles R. Lambert	Vice President, Treasurer and Managing Director of Capital Markets

Board of Directors

Edward K. Aldag, Jr.
G. Steven Dawson
R. Steven Hamner
Caterina A. Mozingo
Emily W. Murphy
Elizabeth N. Pitman
D. Paul Sparks, Jr.
Michael G. Stewart
C. Reynolds Thompson, III

Corporate Headquarters

Medical Properties Trust, Inc.
1000 Urban Center Drive, Suite 501
Birmingham, AL 35242

(205) 969-3755
(205) 969-3756 (fax)

www.medicalpropertiestrust.com

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2022

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MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2022 5 INVESTOR RELATIONS Transfer Agent Stock Exchange Listing and Trading Symbol Senior Unsecured Debt Ratings Drew Babin Tim Berryman American Stock Transfer and Trust Company 6201 15th Avenue Brooklyn, NY 11219 New York Stock Exchange (NYSE): MPW Moody’s – Ba1 Standard & Poor’s – BBBSaint Michael’s Medical Center - Newark, New Jersey Senior Managing Director of Corporate Communications (646) 884-9809 dbabin@medicalpropertiestrust.com Managing Director of Investor Relations (205) 397-8589 tberryman@medicalpropertiestrust.com COMPANY OVERVIEW

FINANCIAL INFORMATION RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) September 30, 2022 September 30, 2021 September 30, 2022 September 30, 2021 FFO INFORMATION: $ 221,793 $ 171,137 $ 1,043,071 $ 4 49,485 Participating securities’ share in earnings (288) (328) (1,035) (1,088) $ 221,505 $ 170,809 $ 1,042,036 $ 4 48,397 Depreciation and amortization 99,296 98,492 300,731 277,089 Gain on sale of real estate and other, net (68,795) (9,294) (536,788) (8,896) Funds from operations $ 252,006 $ 260,007 $ 8 05,979 $ 7 16,590 Write-off (recovery) of straight-line rent and other, net of tax 23,863 3,650 27,444 (1,601) Non-cash fair value adjustments (3,597) (819) (12,563) (2,763) Tax rate changes - - (825) 42,746 Debt refinancing and unutilized financing costs 17 - 9,452 2,339 Normalized funds from operations $ 272,289 $ 262,838 $ 8 29,487 $ 7 57,311 Share-based compensation 11,089 13,555 33,968 38,590 Debt costs amortization 4,543 4,584 14,716 12,693 Rent deferral, net 549 559 (6,494) 2,198 Straight-line rent revenue and other (73,061) (79,973) (225,151) (215,169) Adjusted funds from operations $ 215,409 $ 201,563 $ 6 46,526 $ 5 95,623 PER DILUTED SHARE DATA: $ 0.37 $ 0.29 $ 1.74 $ 0.76 Depreciation and amortization 0 .16 0 .17 0.50 0.48 Gain on sale of real estate and other, net (0.11) (0.02) (0.90) (0.02) Funds from operations $ 0 .42 $ 0 .44 $ 1.34 $ 1.22 Write-off (recovery) of straight-line rent and other, net of tax 0 .04 - 0.04 - Non-cash fair value adjustments (0.01) - (0.02) - Tax rate changes - - - 0.07 Debt refinancing and unutilized financing costs - - 0.02 - Normalized funds from operations $ 0 .45 $ 0 .44 $ 1.38 $ 1.29 Share-based compensation 0 .02 0 .02 0.06 0.07 Debt costs amortization 0 .01 0 .01 0.02 0.02 Rent deferral, net - - (0.01) - Straight-line rent revenue and other (0.12) (0.13) (0.37) (0.37) Adjusted funds from operations $ 0 .36 $ 0 .34 $ 1.08 $ 1.01 For the Three Months Ended For the Nine Months Ended Net income, less participating securities’ share in earnings Net income, less participating securities’ share in earnings Net income attributable to MPT common stockholders Notes: (A) Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. These amounts are included with all activity of our equity interests in the “Earnings from equity interests” line on the consolidated statements of income. The write-off of straight line rent in 2022 is predominantly related to sold properties. (B) Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or Nareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) straight-line rent, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based more on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our infrastructure-type assets generally require longer term leases with annual contractual escalations of base rents, resulting in the recognition of a significant amount of rental income that is not billable/collected until future periods. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2022 6

FINANCIAL INFORMATION (As of September 30, 2022) ($ amounts in thousands) DEBT MATURITIES Year Senior Unsecured Notes Term Loans/Revolver Total Debt % of Total 2022 $ - $ - $ - 0.0% 2023 446,800 - 4 46,800 4.7% 2024 - 768,000 7 68,000 8.1% 2025 490,100 781,900 1,272,000 13.3% 2026 1,548,600 637,991 2,186,591 22.9% 2027 1,400,000 200,000 1,600,000 16.8% 2028 670,200 - 6 70,200 7.0% 2029 900,000 - 9 00,000 9.4% 2030 390,950 - 3 90,950 4.2% 2031 1,300,000 - 1,300,000 13.6% Totals $ 7,146,650 $ 2,387,891 $ 9,534,541 100.0% DEBT BY LOCAL CURRENCY Senior Unsecured Notes Term Loans/Revolver Total Debt % of Total United States $ 4 ,100,000 $ 590,000 $ 4,690,000 49.2% United Kingdom 2,066,450 781,900 2,848,350 29.9% Australia - 768,000 7 68,000 8.0% Europe 9 80,200 247,991 1,228,191 12.9% Totals $ 7,146,650 $ 2,387,891 $ 9,534,541 100.0% DEBT SUMMARY Debt Instrument Rate Type Rate Balance 2026 Credit Facility Revolver (A) Variable 1.493% - 4.219% $ 637,991 2027 Term Loan Variable 4.465% 2 00,000 2.550% Notes Due 2023 (£400M) (A) Fixed 2.550% 4 46,800 2024 AUD Term Loan (A$1.2B) (A) Fixed 2.450% 7 68,000 3.325% Notes Due 2025 (€500M) (A) Fixed 3.325% 4 90,100 2025 GBP Term Loan (£700M) (A) Fixed 1.949% 7 81,900 0.993% Notes Due 2026 (€500M) (A) Fixed 0.993% 4 90,100 5.250% Notes Due 2026 Fixed 5.250% 5 00,000 2.500% Notes Due 2026 (£500M) (A) Fixed 2.500% 5 58,500 5.000% Notes Due 2027 Fixed 5.000% 1,400,000 3.692% Notes Due 2028 (£600M) (A) Fixed 3.692% 6 70,200 4.625% Notes Due 2029 Fixed 4.625% 9 00,000 3.375% Notes Due 2030 (£350M) (A) Fixed 3.375% 3 90,950 3.500% Notes Due 2031 Fixed 3.500% 1,300,000 $ 9,534,541 Debt issuance costs and discount (58,397) Weighted average rate 3.463% $ 9,476,144 (A) Non-USD denominated debt converted to U.S. dollars at September 30, 2022. (B) We entered into an interest rate swap transaction, effective July 3, 2019, to fix the interest rate to 2.450% for the duration of the loan. (C) We entered into an interest rate swap transaction, effective March 6, 2020, to fix the interest rate to 1.949% for the duration of the loan. Fixed 91% Variable 9% (C) (B) RATE TYPE AS PERCENTAGE OF TOTAL DEBT MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2022 7

FINANCIAL INFORMATION

ADJUSTED NET DEBT / ANNUALIZED EBITDA*re*

(Unaudited)

(Amounts in thousands)

		For the Three Months Ended September 30, 2022
Net income	$	222,020
Add back:		
Interest		88,076
Income tax		18,579
Depreciation and amortization		84,641
Gain on sale of real estate and other, net		(68,795)
Adjustment to reflect MPT's share of unlevered EBITDA*re* from unconsolidated real estate joint ventures (A)		10,268
3Q 2022 EBITDA*re*	$	354,789
Share-based compensation		11,089
Write-off of straight-line rent and other		16,138
Debt refinancing and unutilized financing costs		17
Non-cash fair value adjustments		(3,597)
3Q 2022 Adjusted EBITDA*re*	$	378,436
Adjustments for investment activity (B)		(27,941)
3Q 2022 Further Adjusted EBITDA*re*	$	350,495
Annualization	$	1,401,980
Total debt at September 30, 2022	$	9,476,144
Adjustments after September 30, 2022 (B)		(1,301,602)
Adjusted net debt	$	8,174,542
Adjusted net debt / annualized EBITDA*re*		5.8x

Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA are held constant. In our calculation, we start with EBITDAre, as defined by Nareit, which is net income before interest expense, income tax expense, depreciation and amortization, losses/gains on disposition of depreciated property, impairment losses, and adjustments to reflect our share of EBITDA from unconsolidated real estate joint ventures. We then adjust EBITDAre for non-cash share-based compensation, non-cash fair value adjustments and other items that would make comparison of our operating results with prior periods and other companies more meaningful, to derive Adjusted EBITDAre. We further adjust net debt and Adjusted EBITDAre for the effects from investments and capital transactions that were either completed during the period or disclosed as firm commitments, assuming such transactions were consummated/fully funded as of the beginning of the period to derive Adjusted Net Debt and Further Adjusted EBITDAre. Although non-GAAP measures, we believe Adjusted Net Debt and Adjusted EBITDAre are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period.

(A) Includes only the unlevered portion of our share of EBITDAre from unconsolidated real estate joint ventures, as we have excluded any net debt from our unconsolidated real estate joint ventures in the Adjusted Net Debt line. We believe this adjustment is needed to appropriately reflect the relationship between EBITDAre and net debt.

(B) Adjustments to reflect the expected acquisition of a majority interest in Springstone by LifePoint, the expected sale of three Connecticut hospitals currently leased to Prospect, and a full quarter impact from our mid-quarter investments and property sales. Adjusted net debt/annualized EBITDAre would be 6.1x excluding the adjustments for the expected acquisition of a majority interest in Springstone by LifePoint and the expected sale of three Connecticut hospitals currently leased to Prospect.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2022

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PORTFOLIO INFORMATION ADJUSTED LEASE AND LOAN MATURITY SCHEDULE (A) ($ amounts in thousands) Years of Maturities (B) Total Properties (C) Base Rent/Interest (D) Percentage of Total Base Rent/Interest 2022 - $ - 0.0% 2023 4 14,904 1.2% 2024 1 2 ,731 0.2% 2025 7 18,785 1.6% 2026 4 2 ,333 0.2% 2027 1 3 ,346 0.3% 2028 4 5 ,834 0.5% 2029 6 15,490 1.3% 2030 11 6 ,054 0.5% 2031 4 4 ,236 0.4% Thereafter 381 1 ,134,616 93.8% 423 $ 1,208,329 100.0% (A) Schedule includes leases and mortgage loans. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures, except three Connecticut properties under previously disclosed commitment to be sold, vacant properties representing less than 0.3% of total adjusted gross assets, and six facilities that are under development. This schedule also reflects extended lease terms as part of LifePoint’s expected acquisition of a majority interest in Springstone. (D) Represents base rent/interest income on an annualized basis as of period end (including foreign currency exchange rates) but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues). 0.0% 1.2% 0.2% 1.6% 0.2% 0.3% 0.5% 1.3% 0.5% 0.4% 93.8% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Percentage of total base rent/interest MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2022 9

PORTFOLIO INFORMATION TOTAL ADJUSTED GROSS ASSETS AND ADJUSTED REVENUES BY ASSET TYPE (September 30, 2022) ($ amounts in thousands) Asset Types Properties Total Gross Assets (A) Percentage of Total Gross Assets Q3 2022 Revenues (B) Percentage of Q3 2022 Revenues General Acute Care Hospitals 200 $ 14,774,851 70.1% $ 290,627 73.1% Behavioral Health Facilities 61 2 ,200,311 10.4% 50,243 12.7% Inpatient Rehabilitation Facilities 111 1 ,902,668 9.0% 42,566 10.7% Long-Term Acute Care Hospitals 20 327,700 1.5% 7,950 2.0% Freestanding ER/Urgent Care Facilities 42 269,008 1.3% 5,950 1.5% Other - 1 ,615,504 7.7% - - Total 434 $ 21,090,042 100.0% $ 397,336 100.0% (B) Reflects actual revenues on our consolidated statement of income along with revenue from properties owned through our unconsolidated joint venture arrangements. See press release dated October 27, 2022 for a reconciliation of actual revenues to total adjusted revenues. (A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming material real estate commitments on new investments are fully funded. See press release dated October 27, 2022 for reconciliation of total assets to total adjusted gross assets at September 30, 2022. 72% 7% 6% 3% 2% 10% General Acute Care Hospitals Behavioral Health Facilities Inpatient Rehabilitation Facilities Long-Term Acute Care Hospitals Freestanding ER/Urgent Care Facilities Other 77% 10% 8% 3% 2% 10% 70% 9% 2% 1% 8% General Acute Care Hospitals Behavioral Health Facilities Inpatient Rehabilitation Facilities Long-Term Acute Care Hospitals Freestanding ER/Urgent Care Facilities Other 73% 13% 11% 2% 1% DOMESTIC ADJUSTED GROSS ASSETS BY ASSET TYPE DOMESTIC ADJUSTED REVENUES BY ASSET TYPE TOTAL ADJUSTED GROSS ASSETS BY ASSET TYPE TOTAL ADJUSTED REVENUES BY ASSET TYPE MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2022 10

PORTFOLIO INFORMATION TOTAL ADJUSTED GROSS ASSETS - LARGEST INDIVIDUAL FACILITY (September 30, 2022) Operators Steward Health Care Circle Health LifePoint Health Prospect Medical Holdings Swiss Medical Network 49 operators TOTAL ADJUSTED GROSS ASSETS AND ADJUSTED REVENUES BY OPERATOR (September 30, 2022) ($ amounts in thousands) Operators Properties Total Gross Assets (A) Percentage of Total Gross Assets Q3 2022 Revenues (B) Percentage of Q3 2022 Revenues Steward Health Care 41 Florida market $ 1 ,379,515 6.5% $ 26,079 6.6% Utah market 1,311,322 6.2% 34,192 8.6% Massachusetts market 1,166,357 5.5% 22,688 5.7% Texas/Arkansas/Louisiana market 1,143,074 5.4% 22,027 5.5% Arizona market 3 54,681 1.7% 8 ,826 2.2% Ohio/Pennsylvania market 1 38,345 0.7% 3 ,589 0.9% Circle Health 36 2,044,259 9.7% 45,531 11.5% LifePoint Health 27 1,405,194 6.7% 13,887 3.5% Prospect Medical Holdings 11 1,266,565 6.0% 44,505 11.2% Swiss Medical Network 17 1,215,813 5.8% 11,246 2.8% 49 operators 302 8,049,413 38.1% 164,766 41.5% Other - 1,615,504 7.7% - - Total 434 $ 2 1,090,042 100.0% $ 397,336 100.0% 0.9% Largest Individual Facility as a Percentage of Total Adjusted Gross Assets (A) 2.7% 0.9% 1.4% 1.0% 1.2% Largest Individual Facility Investment is Less Than 3% of MPT Investment Portfolio (A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming material real estate commitments on new investments are fully funded. See press release dated October 27, 2022 for reconciliation of total assets to total adjusted gross assets at September 30, 2022. (B) Reflects actual revenues on our consolidated statement of income along with revenue from properties owned through our unconsolidated joint venture arrangements. See press release dated October 27, 2022 for a reconciliation of actual revenues to total adjusted revenues. MPT invests in real estate, not the consolidated financial performance of its tenants. Each facility is underwritten for characteristics that make the infrastructure attractive to any experienced, competent operator - not just the current tenant. If we have underwritten these correctly, then coupled with our absolute net master lease structure, our real estate will be attractive to a replacement operator, in the rare event we must transition. Such underwriting characteristics include: COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK Physical Quality Competition Demographics and Market Financial MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2022 11

PORTFOLIO INFORMATION TOTAL ADJUSTED GROSS ASSETS AND ADJUSTED REVENUES BY U.S. STATE AND COUNTRY (September 30, 2022) ($ amounts in thousands) U.S. States and Other Countries Properties Total Gross Assets (A) Percentage of Total Gross Assets Q3 2022 Revenues (B) Percentage of Q3 2022 Revenues Texas 52 $ 2 ,119,353 10.1% $ 4 1,572 10.5% California 20 1,524,532 7.2% 16,569 4.2% Florida 9 1,379,515 6.5% 25,572 6.4% Utah 7 1,346,968 6.4% 34,701 8.7% Massachusetts 10 1,171,757 5.6% 22,776 5.7% 25 Other States 118 4,250,059 20.1% 1 19,752 30.2% Other - 1,240,358 5.9% - - United States 216 $ 13,032,542 61.8% $ 260,942 65.7% United Kingdom 81 $ 3 ,709,224 17.6% $ 7 6,191 19.2% Switzerland 17 1,215,813 5.8% 11,246 2.8% Germany 82 1,098,247 5.2% 22,414 5.6% Australia 11 8 57,766 4.1% 14,204 3.6% Spain 9 3 04,960 1.4% 3 ,472 0.9% Other Countries 18 4 96,344 2.3% 8 ,867 2.2% Other - 3 75,146 1.8% - - International 218 $ 8 ,057,500 38.2% $ 136,394 34.3% Total 434 $ 21,090,042 100.0% $ 397,336 100.0% (B) Reflects actual revenues on our consolidated statement of income along with revenue from properties owned through our unconsolidated joint venture arrangements. See press release dated October 27, 2022 for a reconciliation of actual revenues to total adjusted revenues. (A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming material real estate commitments on new investments are fully funded. See press release dated October 27, 2022 for reconciliation of total assets to total adjusted gross assets at September 30, 2022. 66% 19% 3% 6% 3% 1% 2% TOTAL ADJUSTED GROSS ASSETS BY COUNTRY TOTAL ADJUSTED REVENUES BY COUNTRY 10% 7% 7% 6% 6% 20% 6% Texas California Florida Utah Massachusetts 25 Other States Other 11% 4% 6% 9% 6% 30% 18% 62% 6% 5% 4% 1% 2% 2% United States United Kingdom Switzerland Germany Australia Spain Other Countries Other ADJUSTED GROSS ASSETS BY U.S. STATE ADJUSTED REVENUES BY U.S. STATE MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2022 12

PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM AND EBITDAR (A)(B) RENT COVERAGE INCLUSIVE OF ALL CARES ACT GRANTS YOY AND SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE Notes: All data presented is on a trailing twelve month basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and June 30, 2022. (A) EBITDARM is facility-level earnings before interest, taxes, depreciation, amortization, rent and management fees. EBITDAR is EBITDARM less management fees (corporate overhead) as booked by the operator for most facilities; for facilities where management fees are not allocated to the facility or are more than 5% of net revenue, a normalized fee of 5% has been used. EBITDARM and EBITDAR include normal GAAP expensed maintenance and repair costs. EBITDARM and EBITDAR do not give effect for capitalized expenditures that extend the life or improve the facility and equipment in a way to drive more future revenues. The majority of these types of capital expenditures are financed and do not have an immediate cash impact. MPT’s rent is not subordinate to capitalized expenses. In addition, EBITDARM and EBITDAR do not represent property net income or cash flows from operations and should not be considered an alternative to those indicators. EBITDARM and EBITDAR figures utilized in calculating coverages presented are based on financial information provided by MPT’s tenants. MPT has not independently verified this information, but has no reason to believe this information is inaccurate in any material respect. TTM Coverages are calculated based on actual, unadjusted EBITDARM results as presented in tenant financial reporting and cash rent paid to MPT, except as noted below. - Total CARES Act Grants received by tenants during the period between March 2020 and June 2021 have been spread evenly by quarter from Q2 2020 through Q2 2021. Any additional grants received after June 2021 are included in the quarter that they were recorded by the tenant. - Steward Health Care EBITDARM has been adjusted for a one-time out-of-period legal settlement in July 2020. - Prospect and Prime EBITDARM and EBITDAR for California facilities have been adjusted for amounts expected to be received under the Hospital Quality Assurance Fee (“HQAF”) Program 7. Amounts included are derived from the current model from the California Hospital Association which was approved by CMS on September 30, 2022. (B) General Acute Care coverages and Total Portfolio coverages include Prospect Medical Holdings’s Connecticut facilities. Prospect Medical Holdings has entered into a binding letter of intent for its Connecticut operations. 3.0x 2.1x 1.5x 3.3x 2.9x 2.6x 2.0x 1.8x 2.6x 2.5x 2.3x 1.9x 1.8x 2.5x 2.2x 0.00x 1.00x 2.00x 3.00x 4.00x General Acute Care Hospitals Inpatient Rehabilitation Facilities Behavioral Health Facilities Long-Term Acute Care Hospitals Total Portfolio EBITDARM Rent Coverage Q2 2021 TTM Q1 2022 TTM Q2 2022 TTM 2.5x 1.8x 1.1x 2.6x 2.4x 2.0x 1.7x 1.4x 2.0x 1.9x 1.7x 1.6x 1.4x 1.9x 1.7x 0.00x 1.00x 2.00x 3.00x 4.00x General Acute Care Hospitals Inpatient Rehabilitation Facilities Behavioral Health Facilities Long-Term Acute Care Hospitals Total Portfolio EBITDAR Rent Coverage Q2 2021 TTM Q1 2022 TTM Q2 2022 TTM MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2022 13

PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM AND EBITDAR RENT COVERAGE INCLUSIVE OF ALL CARES ACT GRANTS EBITDARM AND EBITDAR RENT COVERAGE: OPERATORS WITH PROPERTY-LEVEL REPORTING Tenant Investment (in thousands) (A) Primary Property Type TTM EBITDARM Rent Coverage TTM EBITDAR Rent Coverage Steward Health Care $ 4,324,870 General Acute 2.6x 1.8x Prospect Medical Holdings(B) 1,153,791 General Acute -0.2x -0.8x MEDIAN 1,019,318 IRF 1.8x 1.5x Springstone 801,650 Behavioral 1.4x 1.0x Priory Group 798,586 Behavioral 2.0x 1.7x Prime Healthcare 629,251 General Acute 4.4x 3.6x Ernest Health 570,936 IRF/LTACH 2.5x 2.0x Vibra Healthcare 276,395 IRF/LTACH 2.4x 2.1x Aspris Children’s Services 224,684 Behavioral 2.2x 1.9x Pipeline Health System 218,318 General Acute 1.4x 0.5x Surgery Partners 196,253 General Acute 7.3x 7.2x HM Hospitales 153,073 General Acute 3.2x 2.6x Other Reporting Tenants 672,404 Various 3.1x 2.7x Total $ 11,039,529 2.4x 1.8x Tenant Investment (in thousands) (A) Primary Property Type TTM EBITDARM Rent Coverage TTM EBITDAR Rent Coverage International Operator 1 $ 1,995,738 General Acute 2.2x 2.0x International Operator 2 857,766 General Acute 1.8x 1.5x Domestic Operator 1 599,254 General Acute 1.5x 0.9x Domestic Operator 2 454,742 General Acute/LTACH 1.0x 0.5x Total $ 3 ,907,500 1.8x 1.5x PROPERTY-LEVEL REPORTING NOT REQUIRED AND/OR NOT AVAILABLE Tenant Investment (in thousands) (A) Primary Property Type Swiss Medical Network $ 995,167 General Acute Ramsay Health Care UK 391,135 General Acute Pihlajalinna 205,838 General Acute Saint Luke’s - Kansas City 145,648 General Acute NHS 90,262 General Acute Dignity Health 51,357 General Acute Community Health Systems 41,443 General Acute McLeod Health 38,980 General Acute Jose de Mello - CUF 30,073 General Acute NeuroPsychiatric Hospitals 28,509 Behavioral Other Tenants 57,711 General Acute Total $ 2 ,076,123 U.S. hospital operator with substantial operating history Part of CommonSpirit; Parent guaranty; Investment grade-rated Comments Second largest group of private hospitals in Switzerland One of the largest health care operators in the world; Parent Guaranty; Investment graderated Single-payor government entity in UK Finland’s leading producer of social and health services Investment grade-rated N/A Parent guaranty Largest private hospital system in Portugal with 20 facilities and 75+ year operating history Above data represents approximately 92.5% of MPT Total Real Estate Investment Notes: All data presented is on a trailing twelve month basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and June 30, 2022. (A) Investment figures exclude non-real estate equity investments, non-real estate loans, freestanding ER/urgent care facilities, and facilities under development. (B) Prospect Medical Holdings’s coverage excludes Connecticut as Prospect Medical Holdings has entered into a binding letter of intent for its Connecticut operations. Parent guaranty MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2022 14

PORTFOLIO INFORMATION

SUMMARY OF INVESTMENTS

(For the nine months ended September 30, 2022)

(Amounts in thousands)

Operator	Location	Investment [A]		Commencement Date
Priory Group	U.K.	$	131,105	Q1 2022
Pihlajalinna	Finland		194,234	Q1 2022
Steward Health Care	Arizona		20,000	Q2 2022
Steward Health Care	Florida		60,000	Q2 2022
GenesisCare	Spain		28,472	Q2 2022
Fundación Cardiovascular	Colombia		26,000	Q3 2022
Capital Additions, Development and Other Funding for Existing Tenants[B]	Various		267,461	Various
		$	727,272	

SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF SEPTEMBER 30, 2022

(Amounts in thousands)

Operator	Location	Commitment		Costs Incurred as of September 30, 2022		Estimated Commencement Date
Steward Health Care	Texas	$	169,408	$	57,911	Q4 2025
Ernest Health	California		47,700		43,785	Q4 2022
IMED Hospitales	Spain		46,159		11,809	Q2 2023
IMED Hospitales	Spain		41,577		29,182	Q3 2023
Springstone	Texas		34,600		1,144	Q1 2024
IMED Hospitales	Spain		33,635		7,535	Q3 2024
		$	373,079	$	151,366	

(A) Excludes transaction costs, such as real estate transfer and other taxes. Amount assumes exchange rate as of the investment date.

(B) Reflects normal capital additions that extend the life or improve existing facilities in which we receive a return equal to the lease rate for the respective facility. This includes more than 20 facilities and 11 different operators.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2022

15

FINANCIAL STATEMENTS CONSOLIDATED STATEMENTS OF INCOME (Unaudited) (Amounts in thousands, except per share data) September 30, 2022 September 30, 2021 September 30, 2022 September 30, 2021 REVENUES Rent billed $ 232,418 $ 242,211 $ 7 37,029 $ 672,425 Straight-line rent 26,552 64,637 1 46,114 174,975 Income from financing leases 51,011 50,667 1 54,660 151,898 Interest and other income 42,358 33,264 1 24,562 136,038 Total revenues 3 52,339 390,779 1,162,365 1,135,336 EXPENSES Interest 88,076 9 4,132 2 66,989 273,409 Real estate depreciation and amortization 81,873 8 5,039 2 51,523 237,050 Property-related (A) 8 ,265 7,128 37,998 3 1,265 General and administrative 37,319 3 6,694 1 17,601 107,312 Total expenses 2 15,533 222,993 6 74,111 649,036 OTHER INCOME (EXPENSE) Gain on sale of real estate and other, net 68,795 9,294 5 36,788 8,896 Earnings from equity interests 11,483 7,193 33,606 2 1,633 Debt refinancing and unutilized financing costs (17) - (9,452) (2,339) 23,532 (2,276) 35,450 4 ,747 Total other income 1 03,793 1 4,211 5 96,392 3 2,937 Income before income tax 240,599 1 81,997 1 ,084,646 519,237 Income tax expense (18,579) (10,602) (40,615) (69,141) Net income 222,020 171,395 1,044,031 450,096 (227) (258) (960) (611) $ 221,793 $ 171,137 $ 1,043,071 $ 449,485 EARNINGS PER COMMON SHARE - BASIC AND DILUTED $ 0.37 $ 0.29 $ 1.74 $ 0.76 598,980 595,119 598,828 586,291 599,339 597,320 599,099 587,971 $ - $ - DIVIDENDS DECLARED PER COMMON SHARE $ 0.29 $ 0.28 $ 0.87 $ 0.84 (A) Includes $5.6 million and $4.0 million of ground lease and other expenses (such as property taxes and insurance) paid directly by us and reimbursed by our tenants for the three months ended September 30, 2022 and 2021, respectively, and $30.2 million and $23.1 million for the nine months ended September 30, 2022 and 2021, respectively. WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC For the Three Months Ended For the Nine Months Ended Other (including fair value adjustments on securities) Net income attributable to non-controlling interests Net income attributable to MPT common stockholders Net income attributable to MPT common stockholders MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2022 16

FINANCIAL STATEMENTS CONSOLIDATED BALANCE SHEETS (Amounts in thousands, except per share data) September 30, 2022 December 31, 2021 (Unaudited) (A) ASSETS Real estate assets $ 13,083,292 $ 14,062,722 Investment in financing leases 1,965,021 2,053,327 Real estate held for sale - 1,096,505 Mortgage loans 305,504 213,211 Gross investment in real estate assets 1 5,353,817 1 7,425,765 Accumulated depreciation and amortization (1,088,912) (993,100) Net investment in real estate assets 1 4,264,905 1 6,432,665 Cash and cash equivalents 299,171 459,227 Interest and rent receivables 117,555 5 6,229 Straight-line rent receivables 710,082 728,522 Investments in unconsolidated real estate joint ventures 1,422,010 1,152,927 Investments in unconsolidated operating entities 1,428,061 1,289,434 Other loans 200,245 6 7,317 Other assets 601,387 333,480 Total Assets $ 19,043,416 $ 20,519,801 LIABILITIES AND EQUITY Liabilities Debt, net $ 9 ,476,144 $ 11,282,770 Accounts payable and accrued expenses 569,017 607,792 Deferred revenue 1 8,569 2 5,563 Obligations to tenants and other lease liabilities 146,438 158,005 Total Liabilities 10,210,168 12,074,130 Equity Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding - - Common stock, $0.001 par value. Authorized 750,000 shares; issued and outstanding - 598,983 shares at September 30, 2022 and 596,748 shares at December 31, 2021 599 597 Additional paid-in capital 8,537,145 8,564,009 Retained earnings (deficit) 433,339 (87,691) Accumulated other comprehensive loss (139,301) (36,727) Total Medical Properties Trust, Inc. Stockholders’ Equity 8,831,782 8,440,188 Non-controlling interests 1,466 5,483 Total Equity 8,833,248 8,445,671 Total Liabilities and Equity $ 19,043,416 $ 20,519,801 (A) Financials have been derived from the prior year audited financial statements. Land, buildings and improvements, intangible lease assets, and other MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2022 17

FINANCIAL STATEMENTS INVESTMENTS IN UNCONSOLIDATED REAL ESTATE JOINT VENTURES (As of and for the three months ended September 30, 2022) (Unaudited) ($ amounts in thousands) MEDIAN (C) Swiss Medical Network (D) Steward Health Care (E) Policlinico di Monza (F) HM Hospitales (G) Total MPT Pro Rata Share Gross real estate $ 1,724,979 $ 1,344,387 $ 1,677,587 $ 164,299 $ 331,865 $ 5,243,117 $ 2,873,843 Cash 25,576 3,490 8,511 6,728 4,095 48,400 24,693 Accumulated depreciation and amortization (165,195) (93,748) (22,543) (24,845) (19,215) (325,546) (180,562) Other assets 65,635 73,376 74,355 9,972 4,203 227,541 1 28,236 Total Assets $ 1,650,995 $ 1,327,505 $ 1,737,910 $ 156,154 $ 320,948 $ 5,193,512 $ 2,846,210 Debt (third party) $ 637,847 $ 626,387 $ 895,972 $ - $ 126,259 $ 2,286,465 $ 1,262,197 Other liabilities 114,693 97,217 3,859 41 77,009 292,819 1 62,003 Equity and shareholder loans 898,455 603,901 838,079 156,113 117,680 2,614,228 1,422,010 Total Liabilities and Equity $ 1,650,995 $ 1,327,505 $ 1,737,910 $ 156,154 $ 320,948 $ 5,193,512 $ 2,846,210 MPT share of real estate joint venture 50% 70% 50% 50% 45% Total $ 449,226 $ 422,731 $ 419,040 $ 78,057 $ 52,956 $ 1,422,010 MEDIAN (C) Swiss Medical Network (D) Steward Health Care (E) Policlinico di Monza (F) HM Hospitales (G) Total MPT Pro Rata Share Total revenues (B) $ 28,976 $ 15,646 $ 32,278 $ 3,673 $ 3,513 $ 84,086 $ 44,997 Expenses: Property-related $ 777 $ 1,100 $ 86 $ 804 $ 64 $ 2,831 $ 1,632 Interest 12,044 2 ,000 14,668 - 493 29,205 14,978 Real estate depreciation and amortization 10,663 7 ,808 10,293 974 1 ,920 31,658 17,295 General and administrative 546 266 15 114 12 953 529 Income taxes 1 ,028 701 - - 262 1 ,991 1 ,123 Total expenses $ 25,058 $ 11,875 $ 25,062 $ 1,892 $ 2,751 $ 66,638 $ 35,557 Net Income $ 3,918 $ 3,771 $ 7,216 $ 1,781 $ 7 62 $ 17,448 $ 9,440 MPT share of real estate joint venture 50% 70% 50% 50% 45% Earnings from equity interests $ 1,959 $ 2,639 $ 3,608 $ 891 $ 343 $ 9,440 (C) MPT managed joint venture of 71-owned German facilities that are fully leased. (A) Includes approximately $290 million shareholder loan. (B) Includes $4.9 million of straight-line rent revenue. (D) Represents ownership in Infracore, which owns and leases all 17 Switzerland facilities. (E) MPT managed joint venture of eight-owned Massachusetts hospital facilities that are fully leased pursuant to a master lease. (F) Represents ownership in eight Italian facilities that are fully leased. (G) Represents ownership in two Spanish facilities that are fully leased. (H) Excludes $2.1 million of dividend income earned on our Swiss Medical Network investment that is included in “Earnings from equity interests” on our consolidated statement of income. (A) (H) MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2022 18

FINANCIAL STATEMENTS

INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES

(Amounts in thousands)

OPERATING ENTITY INVESTMENT FRAMEWORK

MPT's hospital expertise and comprehensive underwriting process allows for opportunistic investments in hospital operations.

- *Passive investments typically needed in order to acquire the larger real estate transactions.*
- *Cash payments go to previous owner and not to the tenant, with limited exceptions.*
- *Operators are vetted as part of our overall underwriting process.*
- *Potential for outsized returns and organic growth.*
- *Certain of these investments entitle us to customary minority rights and protections.*
- *No additional operating loss exposure beyond our investment.*
- *Proven track record of successful investments, including Ernest Health and Capella Healthcare.*

Operator	Investment as of September 30, 2022	Ownership Interest	Structure
Steward Health Care	$ 362,825	N/A	Loan, for which proceeds were paid to Steward's former private equity sponsor, is secured by the equity of Steward and provides for an initial 4% cash return plus 37% of the increase in the value of Steward over seven years.
International Joint Venture	231,402	49.0%	Includes our 49% equity ownership interest and a loan made for the purpose of investing in select international hospital operations. The loan carries a 7.5% interest rate and is secured by the remaining equity of the international joint venture and guaranteed by the other equity owner.
Springstone	200,827	49.0%	In order to close the 2021 acquisition of 18 behavioral facilities, we made a 49% equity investment and a loan, proceeds of which were paid to the former owners of the Springstone operating entity. The loan carries an 8% interest rate and is secured by the remaining equity of the other equity owner.
Priory	144,266	9.9%	In order to close the 2021 acquisition of 35 facilities, we made a 9.9% passive equity investment and a loan, proceeds of which were paid to the former owner. The loan carries a variable interest rate.
Swiss Medical Network	147,189	10.0%	Includes our passive equity ownership interest, along with a CHF 45 million loan as part of a syndicated loan facility. Earned approximately $2.1 million in dividends in Q3 2022.
Steward Health Care	139,000	9.9%	Includes our passive equity ownership interest. Proceeds from our investment were paid directly to Steward's former private equity sponsor and other shareholders.
Prospect Medical Holdings	112,774	N/A	Loan originated in connection with the overall $1.55 billion acquisition of 14 facilities, proceeds of which were paid to the prior owner. The loan carries an interest rate of 8% and matures in 2026. The loan is secured and cross-defaulted with real estate and guaranteed by Parent.
Aevis	73,746	4.6%	Includes our passive equity ownership interest in Aevis, a public healthcare investment company. Our original investment of CHF 47 million is marked-to-market quarterly.
Aspris	16,032	9.9%	Includes our passive equity ownership interest in Aspris, a recent spin-off of Priory's education and children's services line of business.
Total	$ 1,428,061		

INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES AS A PERCENTAGE OF TOTAL ASSETS



7%
93%

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2022 19

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2022 6 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com Contact: Drew Babin, Senior Managing Director of Corporate Communications (646) 884-9809 or dbabin@medicalpropertiestrust.com or Tim Berryman, Managing Director of Investor Relations (205) 397-8589 or tberryman@medicalpropertiestrust.com